EXHIBIT 10.1.41

December 6, 2006

Strategic Energy, L.L.C.
Two Gateway Center
Pittsburgh, PA 15222-1458
Attn: Andrew Washburn, Chief Financial Officer

Re: Waiver and Amendment

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of July 2, 2004, among Strategic Energy, L.L.C. (the “Borrower”), LaSalle Bank National Association (“LaSalle”), as Administrative Agent (the “Administrative Agent”) and a Lender, PNC Bank, National Association, as Syndication Agent and a Lender, and such other Lenders a party thereto (collectively, the “Lenders”), as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement, December 20, 2005 (as such credit agreement was and may hereafter be amended, modified, supplemented, extended or restated, the “Credit Agreement”). Capitalized terms used and not defined herein shall have the meanings assigned to them in the Credit Agreement.

Waiver

Reference is hereby made to Section 7.3(D)(vi) of the Credit Agreement, which provides that the Borrower or any of its Subsidiaries shall not directly or indirectly make or own any Investments consisting of loans to GPE or its Subsidiaries in an amount that exceeds $10,000,000 in the aggregate at any time outstanding. The Borrower has informed the Administrative Agent that on September 20, 2006 and continuing through the date hereof, it has advanced a loan to GPE that in an aggregate amount outstanding with other loans to GPE are in excess of $10,000,000 (but at no time exceeding $13,500,000). Based on the representations of the Borrower to the Administrative Agent regarding such loans and as otherwise set forth herein, Required Lenders hereby waive the violation of Section 7.3(D)(vi) of the Credit Agreement for the period from September 20, 2006 through and including the effective date of this letter agreement.

Amendment

Upon the effectiveness of this letter agreement, as provided below, Section 7.3(D)(vi) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(vi) Investments in an amount not to exceed $20,000,000 in the aggregate at any time outstanding consisting of loans to GPE or its Subsidiaries; and

Strategic Energy, L.L.C.
December 6, 2006

General

Except for the waiver and amendment expressly provided by this letter agreement, the terms and provisions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall continue in full force and effect. By agreeing to this letter agreement as acknowledged below, each of the Borrower and the Guarantor hereby certifies and warrants to the Administrative Agent and the Lenders that, except as previously disclosed or supplemented in writing to the Administrative Agent, each of its representations and warranties contained in the Loan Documents to which it is a party are true and correct as of the effective date of this letter agreement, including that no Default or Event of Default exists, with the same effect as though made on such effective date (after giving effect to the waiver and amendment contained in this letter agreement and except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such specified date). The waiver and amendment provided herein shall be effective only upon receipt by the Administrative Agent of an execution counterpart of this letter agreement signed by the Borrower and the Guarantor, the Administrative Agent and the Required Lenders; and is conditioned upon the correctness of all representations and warranties made by each of the Loan Parties. The waiver and amendment contained herein shall not constitute a course of dealing between any of the Borrower, the Guarantor, the Administrative Agent or any Lender. This letter agreement shall be governed by, construed and enforced in accordance with all provisions of the Credit Agreement and may be executed in multiple counterparts.

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Strategic Energy, L.L.C.
December 6, 2006

Please evidence your acknowledgment of and agreement to the foregoing by executing this letter in the place indicated below.

Sincerely,

LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By: /s/ Zennie W. Lynch
Name: Zennie W. Lynch
Title: First Vice President

Acknowledged and agreed to:

STRATEGIC ENERGY, L.L.C., as the Borrower

By: /s/ Andrew J. Washburn
Name:   Andrew J. Washburn
Title: Chief Financial Officer

GREAT PLAINS ENERGY INCORPORATED,
as the Guarantor

By: /s/ Michael W. Cline
Name:   Michael W. Cline
Title: Treasurer and Chief Risk Officer

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Strategic Energy, L.L.C.
December 6, 2006

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First National Bank of Pennsylvania, as a Lender

By: /s/ Jeffrey A. Martin
Name:   Jeffrey A. Martin
Title: Vice President

Strategic Energy, L.L.C.
December 6, 2006

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Sky Bank, as a Lender

By: /s/ W. Christopher Kohler
Name:  W. Christopher Kohler
Title: Vice President

Strategic Energy, L.L.C.
December 6, 2006

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Fifth Third Bank, as a Lender

By: /s/ Jim Janovsky
Name:   Jim Janovsky
Title: Vice President

Strategic Energy, L.L.C.
December 6, 2006

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PNC Bank, National Association, as a Lender

By: /s/ Thomas A. Majeski
Name:  Thomas A. Majeski
Title: Vice President

Strategic Energy, L.L.C.
December 6, 2006

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National City Bank, as a Lender

By: /s/ Susan J. Dimmick
Name:  Susan J. Dimmick
Title: Vice President

Strategic Energy, L.L.C.
December 6, 2006

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Citizens Bank of Pennsylvania, as a Lender

By: /s/ Dwayne F. Finney
Name:   Jeffrey A. Martin
Title: Senior Vice President